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                                                                    EXHIBIT 99.1



                                   VANS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K for the year ended May 31, 2002 of Vans, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gary H. Schoenfeld and Andrew J. Greenebaum, the President and Chief Executive Officer and Senior Vice President and Chief Financial Officer, respectively, of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ GARY H. SCHOENFELD
                                             -----------------------------------
                                             Gary H. Schoenfeld
                                             President and
                                             Chief Executive Officer
                                             August 28, 2002

                                             /s/ ANDREW J. GREENEBAUM
                                             -----------------------------------
                                             Andrew J. Greenebaum
                                             Senior Vice President and
                                             Chief Financial Officer
                                             August 28, 2002